UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 30, 2008
Eagle Materials Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12984 (Commission File Number)	75-2520779 (IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas (Address of principal executive offices)		75219 (Zip code)
Registrant’s telephone number including area code: (214) 432-2000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Information responsive to Item 5.02(b), (c) and (e):
     On May 30, 2008, Eagle Materials Inc. (the “Company”) and Mark V. Dendle agreed to the terms of Mr. Dendle’s appointment as the Company’s Executive Vice President — Finance and Administration and Chief Financial Officer, such appointment to be effective June 10, 2008. Upon his appointment, Mr. Dendle, 40, will be the Company’s principal financial officer. Mr. Dendle will hold his office at the pleasure of the Company’s Board of Directors without a specified term of office. Mr. Dendle was most recently Vice President, Finance and Administration & Chief Financial Officer of Rexel, Inc. from June 2003 through December 2007. Prior to his employment by Rexel, Mr. Dendle held several senior financial leadership positions with Essilor of America, Inc. from June 1997 until June 2003, including as its Vice President — Finance and Administration from September 2001 until June 2003. Mr. Dendle began his career in 1990 at Coopers & Lybrand in the Audit Practice and holds an MBA from the Southern Methodist University Cox School of Business.
     Mr. Dendle will receive a base salary for fiscal 2009 of $400,000 (annualized). The Compensation Committee has approved a stock option grant to Mr. Dendle (such grant to be effective on Mr. Dendle’s first day of employment with the Company) of 100,000 stock option shares. The terms of Mr. Dendle’s stock option grant are substantially similar to the terms of the stock options disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2007, except that the option term is six years instead of seven years. In accordance with the terms of the Company’s Incentive Plan, as amended (the “Incentive Plan”), the exercise price of such stock option will be the average of the high and low price of the Company’s Common Stock on the date of grant. Additionally, the Compensation Committee has approved a restricted stock grant to Mr. Dendle (such grant to be effective on Mr. Dendle’s first date of employment with the Company) of 15,000 shares of the Company’s Common Stock. Such restricted stock grant was made pursuant to the Incentive Plan, and the restrictions will lapse ratably over seven years. Upon his employment with the Company, Mr. Dendle will also participate in the Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2009 (the “Eagle Plan”) (see below), the Company’s Salary Continuation Plan and the Company’s Profit Sharing and Retirement Plan and related Supplemental Executive Retirement Program. Mr. Dendle does not have any direct or indirect interest in any transaction with the Company that requires disclosure under Item 404(a) of Regulation S-K, nor is there an existing family relationship between Mr. Dendle and any director or executive officer of the Company.
     Arthur R. Zunker, Jr., the Company’s current Senior Vice President — Finance, Chief Financial Officer and Treasurer, will retire from the Company, effective December 31, 2008, after over 37 years of service. Effective upon Mr. Dendle’s first day of employment with the Company, Mr. Zunker will cease to be the Company’s principal financial officer, and his title will be Senior Vice President and Treasurer. Mr. Zunker will assist with Mr. Dendle’s integration into the Company.
     On May 30, 2008, the Compensation Committee approved the Eagle Plan, a copy of which is attached to this Report as Exhibit 10.1 and incorporated herein by reference. Under the terms of the Eagle Plan, a pool of 1.2% of the Company’s earnings before interest and taxes for fiscal 2009 is available to pay annual bonuses to participating officers, subject to reduction based on individual performance in fiscal 2009. The Compensation Committee also determined the applicable percentage of the bonus pool available for payment of the annual incentive bonus to the CEO and the other named executive officers participating in the Eagle Plan (Mr. Steven R. Rowley, President and Chief Executive Officer — 40%; Mr. Mark V. Dendle, Executive Vice President — Finance and Administration and Chief Financial Officer — 20%; and Mr. James H. Graass, Executive Vice President and General Counsel — 15%). Mr. Dendle’s participation in the Eagle Plan is conditioned upon his beginning employment with the Company.
     The remaining named executive officers (Mr. Gerry J. Essl, Executive Vice President — Cement and Concrete/Aggregates and Mr. David B. Powers, Executive Vice President — Gypsum), participate in subsidiary incentive compensation plans pursuant to which a percentage of the operating earnings of the applicable subsidiary (or group of subsidiaries) is available for payment of bonuses to the participating employees. Mr. Essl participates in the Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2009 (a copy which is attached to this Report as Exhibit 10.2 and incorporated herein by reference) and the Eagle Materials Inc. Concrete and Aggregates Companies Salaried Incentive Compensation Program for Fiscal Year 2009 (a copy of which is attached to this Report as Exhibit 10.3 and incorporated herein by reference). In the plans in which Mr. Essl participates, the Compensation Committee approved the percentage of operating earnings of each of the Company’s cement, and concrete/aggregates subsidiaries for fiscal 2009 which is available for payment of bonuses to participating employees (2.25%) and the percentage of such bonus pool available for payment to Mr. Essl at the end of fiscal 2009 (22%), subject to reduction based on Mr. Essl’s individual performance. Mr. Powers participates in the Eagle Materials Inc. American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2009 (a copy which is attached to this Report as Exhibit 10.4 and incorporated herein by reference). In the case of Mr. Powers, the Compensation Committee approved the percentage of American Gypsum’s operating earnings available for payment of annual bonuses to participating American Gypsum employees (2.25%) and the percentage of such bonus pool available for payment to Mr. Powers at the end of fiscal 2009 (22%), subject to reduction based on Mr. Powers’ individual performance.
     The Compensation Committee also approved the Eagle Materials Inc. Special Situation Program for Fiscal Year 2009 (the “SSP”), a copy of which is attached to this Report as Exhibit 10.5 and incorporated herein by reference. Under the terms of the Eagle Plan, a pool of 0.35% of the Company’s earnings before interest and taxes for fiscal 2009, plus any portions of bonus pools available for the Eagle Plan or the subsidiary plans not paid out or earned, is available to pay annual bonuses to participating employees. Awards under the SSP are intended to recognize outstanding individual performance during the fiscal year.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2009

10.2	Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2009

10.3	Eagle Materials Inc. Concrete and Aggregates Salaried Incentive Compensation Program for Fiscal Year 2009

10.4	Eagle Materials Inc. American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2009

10.5	Eagle Materials Inc. Special Situation Program for Fiscal Year 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.
By:	/s/ Arthur R. Zunker, Jr.
Arthur R. Zunker, Jr.
Senior Vice President - Finance, Treasurer and Chief Financial Officer

Date: June 5, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2009

10.2	Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2009

10.3	Eagle Materials Inc. Concrete and Aggregates Salaried Incentive Compensation Program for Fiscal Year 2009

10.4	Eagle Materials Inc. American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2009

10.5	Eagle Materials Inc. Special Situation Program for Fiscal Year 2009